                                                                  Exhibit 10.19

                              LOAN RESTRUCTURE AND
                             SUBSCRIPTION AGREEMENT


     This Agreement is made as of July 26, 1999, between GLOBAL MEDIA CORP., a Washington corporation (the "Company"), and SANDCASTLE INN LTD. (the "Lender").

                                   BACKGROUND

     A. Between November 15, 1997 and March 31, 1999, the Lender advanced funds to the Company on an open account (the "Advances"), and the Company made partial payments against the Advances, in the amounts listed on the attached EXHIBIT A.

     B. In connection with the Company's recent convertible debt offering, the Company and the Lender agreed to restructure and document the Advances as set forth in this Agreement.

                                    AGREEMENT

     In consideration of the terms and conditions of this Agreement, the parties agree as follows:

     1. CONFIRMATION OF AMOUNT AND TITLE. The Lender confirms and agrees that the outstanding principal amount of the Advances as of the date of this Agreement is Cdn $200,000 (approximately U.S. $132,776 as of the date of this Agreement). The Lender represents and warrants that it is the sole owner of the Advances and that it has not transferred, assigned, pledged, mortgaged, or conveyed any of its interest in the Advances.

     2. RESTRUCTURE. Upon execution and delivery of this Agreement, the Company shall execute and deliver to the Lender:

          2.1  NOTE. A Note in the initial principal amount of Cdn
$115,000 (approximately U.S. $76,346 as of the date of this Agreement), in substantially the form attached as EXHIBIT B (the "Note"). The initial Note amount is equal to Cdn $100,000 (one-half of the current balance of the Advances and approximately U.S. $66,388 as of the date of this Agreement) plus Cdn $15,000 (approximately U.S. $9,958 as of the date of this Agreement) in accrued interest.

          2.2 SHARES. Instructions to the Company's Transfer Agent to issue a certificate representing 12,215 shares of the Company's common stock (the "Shares"), subject to Section 5.4, below. The number of Shares is equal to U.S. $66,388 (one-half of the current balance of the Advances) plus U.S. $9,958 in accrued interest, divided by $6.25.

     3. CANCELLATION OF ADVANCES. The Lender hereby accepts the Note and the Shares as payment in full of the Advances, and cancels any obligation of the Company to repay the Advances, except as set forth in the Note.

     4. SUBSCRIPTION. The Lender hereby irrevocably subscribes for the Shares at a price of $6.25 per share, for a total purchase price of $76,346. The Lender certifies that it is an "Accredited Investor" as defined in Regulation D of the Securities Act of 1933, as amended.

     5.   OTHER SECURITIES ISSUES.

          5.1 RISK OF LOSS. The Lender recognizes that an investment in the Company involves certain substantial risks which could result in the loss of the Lender's entire investment.

          5.2 INVESTMENT INTENT. The Lender certifies that it is purchasing the Note and the Shares for investment for its own account and not on behalf of any other person, nor with a view to, or for resale or other distribution of the Note or the Shares.

          5.3 NO REGISTRATION. The Lender acknowledges and understands that: (a) the Note and the Shares have not been registered under either federal or state securities laws; (b) the Note and the Shares are being offered and sold to the Lender pursuant to Section 4(2) or other exemption available under the Securities Act of 1933, as amended, and comparable state securities exemptions; and (c) no federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Note or the Shares.

          5.4 LEGEND. The Lender consents to the placement of a legend on the Note and all certificates representing the Shares in substantially the following form:

               These securities have not been registered under the Securities Act of 1933, the Securities Act of Washington, or the securities act of any other state. They may not be sold or offered for sale in the absence of an effective registration statement under the applicable act, or an opinion of counsel satisfactory to the issuer of the securities that an exemption under the applicable act is available and that such registration is not required.

          5.5 RESTRICTIONS ON TRANSFER. The Lender understands and acknowledges that: (a) no assignment, sale, transfer, exchange or other disposition of the Note or the Shares can be made except in accordance with applicable federal and state securities laws; (b) the Note and the Shares cannot be sold or otherwise distributed in the absence of registration or an exemption from the registration requirements of federal and state securities laws; and (c) the Company is not obligated to take any actions to register the Note or the Shares or make available any exemptions from federal or state registration requirements.

          5.6 RESIDENCE. The Lender certifies that it is a resident of the jurisdiction set forth beneath its signature.

     6.   GENERAL PROVISIONS.

          6.1 ASSIGNMENT; BENEFIT. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall be for the benefit of the parties and their respective successors and assigns.

          6.2 AMENDMENT; WAIVER. The provisions of this Agreement, or of any agreement or document executed in connection with this Agreement, may be amended or waived only in a written agreement signed by the party against which enforcement of such amendment or waiver is sought. Any waiver of any right or breach under this Agreement shall not be construed as a waiver of any other or any subsequent right or breach.

          6.3 SEVERABILITY. If any portion of this Agreement is held to be invalid by a court of competent jurisdiction, the remaining terms of this Agreement shall remain in full force and effect to the extent possible.

          6.4 GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, other than its conflict of law rules. The parties consent to the jurisdiction of and venue in any appropriate court in King County, Washington.

          6.5 INDEPENDENT COUNSEL. The Lender acknowledges that it has been represented by independent legal counsel with regard to this Agreement, and has had an adequate opportunity to seek independent legal counsel with regard to all documents executed in connection with this Agreement. The Lender acknowledges that Davis Wright Tremaine LLP has represented the Company and has not represented the Lender.

          6.6 NOTICES. The parties shall deliver any notices required under this Agreement in writing by personal or courier delivery, facsimile transmission, or by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below, or to such other address as specified by a party in writing. Notices shall be deemed effective as of the date of personal or courier delivery, confirmed facsimile transmission, or three days after the date on the postmark affixed to the notice.

          6.7 ASSIGNMENT; BENEFIT. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall insure to the benefit of the parties and their respective successors and assigns.

--------------------------------------- -------------------------------------
IF TO THE COMPANY:                      WITH A COPY TO:
--------------------------------------- -------------------------------------
Global Media Corp.                      Davis Wright Tremaine LLP
400 Robson Street                       2600 Century Square
Vancouver, BC Canada V6B 2B4            1501 Fourth Avenue
FACSIMILE: (604) 688-9996               Seattle, Washington 98101-1688
ATTENTION: James L. Porter,             FACSIMILE: (206) 386-7500
           Chief Financial Officer      ATTENTION: Eugenie D. Mansfield, Esq.
--------------------------------------- -------------------------------------
IF TO LENDER:                           WITH A COPY TO:
--------------------------------------- -------------------------------------
_____________________________________   _____________________________________
_____________________________________   _____________________________________
Facsimile:___________________________   Facsimile:___________________________
Attention: __________________________   Attention: __________________________
--------------------------------------- -------------------------------------

          6.8 ATTORNEY FEES. The prevailing party in any arbitration or litigation concerning this Agreement is entitled to reimbursement of its reasonable attorneys' fees, costs and expenses from the non-prevailing party, including fees, costs and expenses incurred on appeal or in bankruptcy proceedings.

          6.9 ENTIRE AGREEMENT. This Agreement, its attached schedules and exhibits, and the documents executed in connection with this Agreement, contain the entire agreement of the parties with respect to the subject matter of this Agreement, and supersede any and all prior agreements, written or oral, relating to their subject matter.

          6.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute the same instrument.


     Executed as of the first date written above.


                                        LENDER:

                                        SANDCASTLE INN LTD.

                                        By: /s/ Robert Fuller
                                           ----------------------------------
                                        Name:    Robert Fuller
                                             --------------------------------
                                        Title:
                                              -------------------------------
                                        Jurisdiction of Residence:
                                                                  -----------


                                        COMPANY:

                                        GLOBAL MEDIA CORP.


                                        By: /s/ L. James Porter
                                           ----------------------------------
                                        Name:  L. James Porter
                                        Title:  Chief Financial Officer

                                    EXHIBIT A

                           ADVANCE AND PAYMENT HISTORY

                                                           CUMULATIVE TOTAL
  DATE                       CANADIAN FUNDS                (CANADIAN FUNDS)
                                    $                              $
11/15/97                          5,950                           5,950
11/30/97                            840                           6,790
12/05/97                          7,588                          14,378
12/05/97                            465                          14,843
12/05/97                            480                          15,323
12/09/97                            138                          15,761
12/15/97                         11,214                          26,975
12/15/97                            785                          27,760
12/31/97                          3,061                          30,821
12/31/97                            187                          31,008
01/03/98                          2,210                          33,218
01/12/98                          2,091                          35,309
                                    137                          35,446
01/14/98                          3,327                          38,773
                                    232                          39,005
02/02/98                          6,000                          45,005
03/03/98                          1,935                          46,940
03/05/98                          2,182                          49,122
03/25/98                            332                          49,454
04/02/98                         11,095                          60,549
04/27/98                        (13,283)                         47,266
04/28/98                        (12,000)                         35,266
04/30/98                          2,266                          37,534
05/01/98                          1,824                          39,358
05/03/98                            200                          39,558
05/15/98                         10,948                          50,506
05/19/98                          8,970                          59,476
05/31/98                          7,844                          67,320
06/05/98                        (20,000)                         47,320
06/03/98                            857                          48,177
06/05/98                        (20,000)                         28,177
06/15/98                          7,505                          35,682
06/15/98                            625                          36,307
06/18/98                          3,698                          40,005
06/30/98                          9,438                          49,443
06/30/98                         12,000                          61,443
07/03/98                        (11,573)                         49,870
07/09/98                          8,967                          58,837
07/10/98                          5,000                          63,837
07/31/98                          6,140                          69,977 (YEAR END)
08/07/98                         13,173                          83,150
08/07/98                        (15,000)                         68,150

                               5

08/11/98                            623                          68,773
08/18/98                         10,000                          78,773
08/21/98                         10,000                          88,773
08/24/98                         10,000                          98,773
09/01/98                         10,000                         108,773
09/15/98                         10,000                         118,773
09/23/98                          5,000                         123,773
09/28/98                         50,000                         173,773
10/01/98                          6,000                         179,773
10/16/98                          5,000                         184,773
10/19/98                         10,000                         194,773
03/31/99                       (194,773)                              0
03/31/99                        200,000                         200,000

                                    EXHIBIT B


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE SECURITIES ACT OF WASHINGTON, OR THE SECURITIES ACT OF ANY OTHER STATE. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THE SECURITIES THAT AN EXEMPTION UNDER THE APPLICABLE ACT IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED.


                                      NOTE


PRINCIPAL: Cdn $115,000.00                              DATE: July 26, 1999

     1. PROMISE TO PAY. In return for value received, GLOBAL MEDIA CORP. ("Borrower") promises to pay to the order of SANDCASTLE INN LTD. ("Lender"), at the address below the Lender's signature, or at such other place as Lender may designate, the principal amount of One Hundred Fifteen Thousand Canadian Dollars (Cdn $115,000), plus interest and all other sums due under this Note.

     2. INTEREST. Interest on the unpaid principal balance of this Note shall accrue daily at rate 9% per annum, until all sums due under this Note are paid in full.

     3. PAYMENTS. Borrower shall make payments of Cdn $28,750 in principal plus accrued and unpaid interest to Lender on October 31, 1999, January 31, 2000, April 30, 2000, and July 31, 2000 (the "Due Date"). On the Due Date, the Borrower shall also pay to Lender all outstanding principal, accrued interest, and any other unpaid sums due under this Note. The Borrower may completely or partially prepay this Note at any time. The Borrower, however, must continue to make all payments when due, despite any prepayments. Lender shall apply every payment or prepayment first to Lender's charges and costs, then to unpaid accrued interest due under this Note, and then to the principal balance.

     4. DEFAULT. Lender may declare the Borrower to be in default, and all amounts due under this Note immediately due in full if the Borrower fails to make any payment when due under this Note. However, Lender's failure to exercise any right available to it upon the Borrower's default, or to strictly enforce any term of this Note, the Loan Agreement or the Security Documents, does not constitute a waiver of that right or term.

     5. USURY. Lender and the Borrower specifically intend this Note to bear a lawful rate of interest. If any competent court finds that this Note's rate of interest is unlawful, the interest rate shall be reduced to the highest legal rate. Lender shall apply any excess interest previously collected to this Note's unpaid principal balance, or, if this Note is fully repaid, return it to the Borrower.

     6. WAIVERS. The Borrower and all other persons liable or to become liable on this Note waive presentment, demand of payment, notice of dishonor, protest, notice of nonpayment, and all other notices and demands.

     7. APPLICABLE LAW, JURISDICTION; VENUE. This Note shall be governed by, construed, and enforced under the laws of the state of Washington. The Borrower submits to the jurisdiction and venue of any court located in King County, Washington.

     8. ATTORNEY FEES AND COSTS. The Borrower agrees to pay all of Lender's reasonable costs incurred, with or without legal action, in collecting any amounts due under this Note, or upon appeal or bankruptcy proceedings, including attorneys' fees incurred as a result of a lawsuit, appeal and/or bankruptcy proceeding.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                        GLOBAL MEDIA CORP.


                                        By: /s/ L. James Porter
                                           ------------------------------------
                                        Name:  L. James Porter
                                        Title:  Chief Financial Officer